Exhibit 99.1

R1 RCM Announces Preliminary Fourth Quarter Results

•R1 RCM expects fourth quarter revenue of approximately $563 to $567 million, GAAP Operating income of $36 to $39 million, GAAP net loss of $8 to $10 million and adjusted EBITDA of $163 to $166 million

•Company to provide details on its 2024 outlook in conjunction with reporting 2023 results in February 2024

MURRAY, UT – January 8, 2024 – R1 RCM Inc. (NASDAQ: RCM) (“R1”), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced preliminary fourth quarter 2023 financial results. The Company expects to report its 2023 financial results on February 27, 2024.

2023 Fourth Quarter Preliminary Preview
R1 anticipates fourth quarter 2023 revenues of approximately $563 to $567 million based on its preliminary review, which represents an increase of approximately 6 to 6.5 percent compared to the prior year. Revenue in the quarter reflects continued double digit growth in modular revenue partially offset by delays in timing of certain new client transitions and implementations, as well as lower sequential incentive fees. Fourth quarter 2023 operating income is anticipated to be between $36 and $39 million, net loss between $8 and $10 million and adjusted EBITDA between $163 to $166 million, reflecting solid margin performance resulting from continued cost discipline. In addition, during the quarter the Company paid the remaining outstanding balance of $60 million on its revolver.

“Our preliminary fourth quarter results create the foundation for continued growth in 2024, including the contribution from the pending acquisition of Acclara and related 10-year agreement with Providence,” said Lee Rivas, chief executive officer of R1. “R1’s ability to meet customers at any stage in the revenue cycle will continue to support long-term growth while driving value for our customers, partners, and shareholders.”

About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of hospitals, health systems, and medical groups. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com.

Forward-Looking Statements
This press release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth and future performance, including, but not limited to, statements about the expected completion and effects of the acquisition of Acclara and related transactions, the Company's strategic initiatives, and the Company's future financial and operational performance, including estimated preliminary fourth quarter 2023 results. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would,” "should" and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company's management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the acquisition of Acclara and related transactions in a timely manner or at all; (ii) satisfaction of the conditions precedent to the consummation of the acquisition of Acclara and related transactions, including the receipt of required regulatory approvals; (iii) the Company's ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Acclara and related transactions; and (iv) the impact of the restatements of the financial statements for non-reliance periods on the price of the Company's common stock, reputation and relationships with investors, suppliers, customers, employees and other parties. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company's annual report on Form 10-K/A for the year ended December 31, 2022, quarterly reports on Form 10-Q and any other periodic reports that the Company may file with the U.S. Securities and Exchange Commission. The foregoing list of factors is not exhaustive.

All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

Preliminary 2023 Financial Results
The preliminary ranges of the Company’s financial results for fourth quarter 2023 included in this press release are preliminary, unaudited and subject to completion, reflect management’s current views, and may change as a result of management’s continued review and the completion of audit procedures. Such preliminary results are subject to the finalization of year-end financial and accounting procedures (which have yet to be performed) and should not be viewed as a substitute for audited results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company has not yet filed its annual report on Form 10-K for the year ended December 31, 2023. The preliminary financial results represent management estimates that constitute forward-looking statements subject to risks and uncertainties. As a result, the preliminary financial results and other information provided herein may materially differ from the actual results that will be reflected in the consolidated financial statements for the year ended December 31, 2023 when they are completed and publicly disclosed. The Company undertakes no obligation to update or supplement the information provided herein until the Company reports its final financial results for the year ended December 31, 2023.

Non-GAAP Financial Information
Some of the financial information and data contained in this press release, including Adjusted EBITDA, have not been prepared in accordance with GAAP. Adjusted EBITDA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the end of this press release for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure.

Reconciliation of GAAP Preliminary Net Loss Ranges to Non-GAAP Preliminary Adjusted EBITDA Ranges

$ in millions	Low-End	High-End
	Q4'2023E	Q4'2023E
Net Loss	$(8)	$(10)
Plus:
Income tax provision	$12	$14
Net interest expense	$33	$34
GAAP Operating Income	$36	$39
Plus:
Depreciation and amortization expense	$74	$77
Share-based compensation expense	$17	$17
CoyCo 2 share-based compensation expense	$2	$3
Strategic initiatives, severance and other costs	$31	$33
Adjusted EBITDA	$163	$166

Contacts

R1 RCM Inc.
Investor Relations:
Evan Smith, CFA
(516) 743-5184
investorrelations@r1rcm.com

Media Relations:
Allison + Partners
Amanda Critelli
R1PR@allisonpr.com